UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 30, 2019

CURRENCYWORKS INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55049	27-3098487
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4101 Redwood Ave., Building F, Los Angeles, CA 90066
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: 424.570.9446

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	CWRK	OTCQB

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 30, 2019, we held our annual general and special meeting of stockholders. At the meeting, our stockholders:

1.	elected James P. Geiskopf, Cameron Chell, Michael Blum, Edmund C. Moy, James Carter and Alphonso Jackson as the directors of our company;

2.	ratified the appointment of Haynie & Company as our independent registered public accounting firm;

3.	approved our 2017 equity incentive plan;

4.	approved, on a non-binding advisory basis, the compensation of our named executive officers, as disclosed in the proxy statement; and

5.	approved, on a non-binding advisory basis, to hold a non-binding advisory vote on the compensation of our named executive officers every three years.

The final voting results for each of the proposals submitted to a vote of our stockholders are set forth below.

Proposal 1. Election of directors:

	For	Against	Abstain	Broker Non-Votes
James P. Geiskopff	4,285,444	0	0	2,000
Cameron Chell	4,285,444	0	0	2,000
Michael Blum	4,285,444	0	0	2,000
Edmund C. Moy	4,285,444	0	0	2,000
James Carter	4,285,444	0	0	2,000
Alphonso Jackson	4,285,444	0	0	2,000

Proposal 2. To ratify the appointment of Haynie & Company as our independent registered public accounting firm:

For	Against	Abstain	Broker Non-Votes
4,287,444	0	0	0

Proposal 3 To approve our 2017 equity incentive plan:

For	Against	Abstain	Broker Non-Votes
4,122,664	162,780	0	2,000

Proposal 4 To approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the proxy statement:

For	Against	Abstain	Broker Non-Votes
4,262,118	21,129	2,197	2,000

Proposal 5 To vote, on a non-binding advisory basis, whether a non-binding advisory vote on the compensation of our named executive officers should be held every one, two or three years:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
226,015	38	4,056,181	3,210	2,000

Based on these results, our board of directors has determined that we will conduct future non-binding advisory vote on the compensation of our named executive officers every three years. This policy will remain in effect until the next stockholder vote on the frequency of stockholder advisory vote on the compensation of our named executive officers, expected to be held at our 2022 annual meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURRENCYWORKS INC.

/s/ Bruce Elliott
Bruce Elliott
President

December 31, 2019